Exhibit 99.1

THE WILLIAMS COMPANIES, INC.

LETTER OF TRANSMITTAL

Offer To Exchange

One (1.0000) Share of Common Stock Plus $1.47 in Cash

For Each
Outstanding FELINE PACSSM
In the Form of Income PACSSM (CUSIP 969457886)
Up to an Aggregate of 43,900,000 Income PACS

Pursuant to the Exchange Offer Prospectus dated September 17, 2004

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 18, 2004 (THE “EXPIRATION TIME”), UNLESS THE EXCHANGE OFFER IS EXTENDED OR EARLIER TERMINATED. YOU MAY WITHDRAW INCOME PACS THAT YOU TENDER AT ANY TIME BEFORE THE EXCHANGE OFFER EXPIRES. IN ADDITION, YOU MAY WITHDRAW ANY TENDERED INCOME PACS AFTER NOVEMBER 15, 2004, IF WE HAVE NOT ACCEPTED THEM FOR EXCHANGE.

The Exchange Agent for the Exchange Offer is:

JPMorgan Chase Bank

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted to
the Exchange Agent as follows:

By Registered or Certified Mail: JPMorgan Chase Bank Institutional Trust Services P.O. Box 2320 Dallas, Texas 75221-2320 Attention: Frank Ivins	By Hand: JPMorgan Chase Bank Institutional Trust Services Window 4 New York Plaza, 1st Floor New York, New York 10004-2413	By Courier: JPMorgan Chase Bank Institutional Trust Services 2001 Bryan Street, 9th Floor Dallas, Texas 75201 Attention: Frank Ivins

By Facsimile:

Attention: Joanne Adamis
(212) 623-6167
Confirm By Telephone:
(212) 623-6782

Delivery of this Letter of Transmittal to an address, or transmission of this Letter of Transmittal via facsimile, other than as set forth above will not constitute a valid delivery.

IF YOU WISH TO EXCHANGE CURRENTLY OUTSTANDING INCOME PACS FOR (1) ONE (1.0000) SHARE OF THE COMPANY’S COMMON STOCK AND (2) $1.47 IN CASH PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) INCOME PACS TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME.

“FELINE PACS,” “Income PACS” and “Growth PACS” are service marks of Merrill Lynch & Co., Inc.

      The undersigned hereby acknowledges receipt and review of the exchange offer prospectus, dated September 17, 2004 (the “Exchange Offer Prospectus”), of The Williams Companies, Inc., a Delaware corporation (the “Company”), and this Letter of Transmittal (the “Letter of Transmittal”), which together describe the Company’s offer (the “Exchange Offer”) to exchange one (1.0000) share of the Company’s common stock, par value $1.00 per share (the “Common Stock”), plus $1.47 in cash (together, the “Exchange Consideration”), for each validly tendered and accepted FELINE PACS in the form of an Income PACS up to an aggregate of 43,900,000 Income PACS.

      The FELINE PACS consists of units referred to as Income PACS and Growth PACS. Each Income PACS consists of (1) a purchase contract that obligates the holder to purchase from the Company on February 16, 2005 newly issued shares of common stock at a purchase price of $25 and (2) a note due February 16, 2007, in the principal amount of $25. The Company is only tendering for Income PACS. The Company is not tendering for Growth PACS. If you hold Growth PACS and would like to tender them for exchange pursuant to the Exchange Offer, then before tendering you must recreate Income PACS from your Growth PACS as described in the Exchange Offer Prospectus in the section entitled “Description of FELINE PACS — Recreating Income PACS.”

      The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term “Expiration Time” shall mean the latest time to which the Exchange Offer is extended. The Company shall give notice of any extension by giving written notice to the Exchange Agent and by making a public announcement by press release prior to 9:00 a.m., New York City time, on the next business day following the previously scheduled expiration date. The term “business day” shall mean any day that is not a Saturday, Sunday or day on which banks are authorized by law to close in the State of New York.

      This Letter of Transmittal is to be used by a holder of Income PACS if (i) certificates representing Income PACS are to be physically forwarded herewith to the Exchange Agent or (ii) if delivery of Income PACS is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Exchange Offer Prospectus in the section entitled “The Exchange Offer — Procedures for Tendering Income PACS.” Tenders by book-entry transfer may also be made by delivering an agent’s message (as defined in the Exchange Offer Prospectus) pursuant to DTC’s Automated Tender Offer Program in lieu of this Letter of Transmittal. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

      The term “holder” with respect to the Exchange Offer means any person in whose name Income PACS are registered on the books of the Company, any other person(s) authorized to become registered holder(s) by endorsements or powers from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal or persons whose names appear on a DTC security position listing as a holder of Income PACS. Holders who wish to tender their Income PACS must complete this Letter of Transmittal in its entirety.

SIGNATURES MUST BE PROVIDED.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

      1. The undersigned hereby tenders to the Company the Income PACS described in the box entitled “Description of Income PACS Tendered” pursuant to the Company’s offer of the Exchange Consideration in exchange for each Income PACS validly tendered and accepted, up to an aggregate of 43,900,000 Income PACS, upon the terms and subject to the conditions contained in the Exchange Offer Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal. Subject to and effective upon the acceptance for exchange of the number of Income PACS tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Company all right, title and interest in and to the Income PACS tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) with respect to the tendered Income PACS with full power of substitution to:

•	deliver such Income PACS, or transfer ownership of such Income PACS on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity, and

•	present such Income PACS for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Income PACS,

all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

      2. THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, ASSIGN AND TRANSFER THE INCOME PACS TENDERED HEREBY AND TO ACQUIRE THE EXCHANGE CONSIDERATION ISSUABLE UPON THE EXCHANGE OF SUCH TENDERED INCOME PACS, AND THAT THE COMPANY WILL ACQUIRE GOOD AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES AND NOT SUBJECT TO ANY ADVERSE CLAIM, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE BY THE COMPANY.

      3. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Income PACS tendered hereby, including the transfer of such Income PACS on the account books maintained by DTC.

      4. For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Income PACS when, as and if the Company gives oral (promptly confirmed in writing) or written notice thereof to the Exchange Agent. Any tendered Income PACS that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions” as promptly as practicable after the Expiration Time.

      5. All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns.

      6. The undersigned acknowledges that the acceptance of properly tendered Income PACS by the Company pursuant to the procedures described in the section of the Exchange Offer Prospectus entitled “The Exchange Offer — Procedures for Tendering Income PACS” and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

      7. Unless otherwise indicated under “Special Issuance Instructions,” please issue the Exchange Consideration issued in exchange for the Income PACS accepted for exchange, and return any Income PACS not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail or deliver the Exchange Consideration issued in exchange for the Income PACS accepted for exchange and any Income PACS not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special

Delivery Instructions” are completed, please issue the Exchange Consideration issued in exchange for the Income PACS accepted for exchange in the name(s) of, and return any Income PACS not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Income PACS from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Income PACS so tendered for exchange.

THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE EXCHANGE OFFER PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT, D.F. King & Co., Inc., TOLL-FREE AT (800) 848-2998.

List below the Income PACS to which this Letter of Transmittal relates. If the space below is inadequate, list the certificate numbers and number of units on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF INCOME PACS TENDERED

Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in Which the Income PACS are Held (Please Fill In Blank)

Certificate Numbers*	Number of Income PACS Tendered**	Number of Income PACS Not Tendered**

Total Income

PACS Tendered***

*	Need not be completed by book-entry holders.

**	Unless otherwise specified, it will be assumed that the entire number of Income PACS set forth above is being tendered.

***	If the undersigned does not designate an order, in the event that less than all Income PACS tendered are exchanged due to proration, Income PACS will be selected for purchase by DTC. See Instruction 8.

METHOD OF DELIVERY

☐	Check here if tendered Income PACS are enclosed herewith.

☐	Check here if tendered Income PACS are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with DTC and complete the following (for use by eligible institutions only):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 4 and 5)

     To be completed ONLY (i) if Income PACS in an amount not tendered, or Exchange Consideration issued in exchange for Income PACS accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Income PACS tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than to the account indicated above.

Issue Exchange Consideration and/or Income PACS to:

Name:

(Type or Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)
(Complete Substitute Form W-9)

Credit Unexchanged Income PACS

Delivered by Book-Entry Transfer
to DTC Account Number
Set Forth Below:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4 and 5)

     To be completed ONLY if Income PACS in an amount not tendered, or Exchange Consideration issued in exchange for Income PACS accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned’s signature.

Mail or deliver Exchange Consideration and/or Income PACS to:

Name:

(Type or Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

IMPORTANT

PLEASE SIGN HERE WHETHER OR NOT
INCOME PACS ARE BEING PHYSICALLY TENDERED HEREBY
(Complete Accompanying Substitute Form W-9)

(Signature(s) of Registered Holders of Income PACS):

Dated:  _________________________________, 2004

      (The above lines must be signed by the registered holder(s) of Income PACS as the name(s) appear(s) on the Income PACS, or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements or powers from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Income PACS to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority so to act. See Instruction 4 regarding completion of this Letter of Transmittal, printed below.)

Name(s):

(Please Type or Print)

Capacity:

Address:

(Include Zip Code)

Area Code and Telephone Number:

SIGNATURE GUARANTEE (If Required by Instruction 4)

Certain Signatures Must be Guaranteed by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signatures)

(Address, including zip code, of Eligible Institution)

(Telephone Number, including area code, of Eligible Institution)

(Authorized Signature)

(Printed Name)

(Title)

Dated:

COMPLETE ONLY IF APPLICABLE:

SOLICITED TENDERS

          As described in the Exchange Offer Prospectus, the Company will pay, in the amounts and on the terms and conditions set forth in the Exchange Offer Prospectus, Retail Soliciting Dealer Fees (see Instruction 14) to designated soliciting dealers (as described in the Exchange Offer Prospectus).

          This “Solicited Tenders” box must be completed and delivered to the Exchange Agent in order to receive payment of the Retail Soliciting Dealer Fee, if eligible, regardless of the method of delivery selected for tendering Income PACS, including through DTC’s Automated Tender Offer Program.

          The above signed tendering holder of Income PACS represents that the soliciting dealer that solicited and obtained this tender is:

Name of Firm:

(Please Type or Print)

Name of Individual Broker:

Address:

(Include Zip Code)

          If Income PACS specified in this Letter of Transmittal are held by the above signed as custodian, specify below each beneficial owner of such Income PACS whose tender you have solicited. If the space below is inadequate, attach a separate signed schedule using the same format.

NAME OF BENEFICIAL OWNER	NUMBER OF INCOME PACS (MUST BE EQUAL TO OR FEWER 10,000)

          The acceptance of compensation by such soliciting dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Exchange Offer; (c) in soliciting a tender, it has used no solicitation materials other than those furnished by the Company; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the “NASD”), it has agreed to conform to the NASD’s Rules of Fair Practice in making solicitations. See also Instruction 14.

SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Name of Firm:

(Please Type or Print)

Attention:

Address:

(Include Zip Code)

Phone Number:

Taxpayer Identification or Social Security Number:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.	Delivery of This Letter of Transmittal and Income PACS or Book-Entry Confirmations

      All physically delivered Income PACS or any confirmation of a book-entry transfer to the Exchange Agent’s account at DTC of Income PACS tendered by book-entry transfer (a “Book-Entry Confirmation”), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof) or Agent’s Message (as defined in the Exchange Offer Prospectus) in lieu thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Time.

      The method of delivery of the tendered Income PACS, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Time. No Letter of Transmittal or Income PACS should be sent to the Company.

2.	Tender by Holder

      Only a registered holder of Income PACS may tender such Income PACS in the Exchange Offer. Any beneficial owner of Income PACS who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on its behalf or to deliver an agent’s message (as defined in the Exchange Offer Prospectus) on its behalf pursuant to DTC’s Automated Tender Offer Program.

3.	Partial Tenders

      If fewer than all of the Income PACS are tendered, the tendering holder should fill in the number of Income PACS tendered in the second column of the box entitled “Description of Income PACS Tendered” above. The entire number of Income PACS delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire number of Income PACS is not tendered, then Income PACS for the number of Income PACS not tendered and the Exchange Consideration issued in exchange for any Income PACS accepted for exchange will be sent to the holder at its registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Income PACS are accepted for exchange.

4.	Signatures on this Letter of Transmittal; Powers and Endorsements; Guarantee of Signatures

      If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Income PACS tendered hereby, the signature must correspond with the name(s) as written on the face of the Income PACS in every particular, without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a DTC participant, the signature must correspond with the name as it appears on the security position listing as the holder of the Income PACS. If the Income PACS to be tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal (or facsimile hereof).

      If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Income PACS listed and tendered hereby and the Exchange Consideration issued in exchange therefor is to be issued (or any untendered Income PACS are to be reissued) to the registered holder, the registered holder need not and should not endorse any tendered Income PACS, nor provide a separate power. In any other case, the registered holder must either properly endorse the Income PACS tendered or transmit a properly completed separate power with this Letter of Transmittal.

      If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Income PACS listed, such Income PACS must be endorsed or accompanied by appropriate powers, in each case signed as the name of the registered holder or holders appears on the Income PACS.

      If this Letter of Transmittal (or facsimile hereof) or any Income PACS or powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

      Endorsements on Income PACS or signatures on powers required by this Instruction 4 must be guaranteed by an Eligible Institution that is a member of or participates in the Security Transfer Agent Medallion Program or such other signature guarantee program as may be acceptable to the Company.

      No signature guarantee is required if:

•	this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Income PACS tendered herein (or by a DTC participant whose name appears on a security position listing as the owner of the tendered Income PACS) and the Exchange Consideration is to be issued directly to such registered holder(s) (or, if signed by a DTC participant, deposited to such participant’s account at DTC) and neither the box entitled “Special Delivery Instructions” nor the box entitled “Special Issuance Instructions” has been completed; or

•	such Income PACS are tendered for the account of an Eligible Institution.

      In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution that is a member of or participates in the Security Transfer Agent Medallion Program or such other signature guarantee program as may be acceptable to the Company.

5.	Special Issuance and Delivery Instructions

      Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the book-entry transfer facility) to which Exchange Consideration or substitute Income PACS for Income PACS not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

6.	Transfer Taxes

      The Company will pay all transfer taxes, if any, applicable to the exchange of Income PACS pursuant to the Exchange Offer. If, however, Income PACS not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Income PACS tendered hereby, or if tendered Income PACS are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Income PACS pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

      EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE INCOME PACS LISTED IN THIS LETTER OF TRANSMITTAL.

7.	Backup U.S. Federal Income Tax Withholding and Substitute Form W-9

      Under the U.S. federal income tax laws, payments that may be made by the Company on account of Exchange Consideration issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 28%. In order to avoid such backup withholding, each tendering holder should complete and sign the attached Substitute Form W-9 and either (a) provide the correct taxpayer identification number (“TIN”) and certify, under penalties of perjury, that the TIN provided is correct, that the holder is a U.S. Person, including a U.S. resident alien, and that (1) the holder has not been notified by the U.S. Internal Revenue Service (the “IRS”) that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I, the Company will retain 28% of payments made to the tendering holder during the 60-day period following the date the Substitute Form W-9 is received by the Exchange Agent. If the holder furnishes the holder’s TIN within such 60-day period, the Company will remit such amounts retained during the 60-day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with the holder’s TIN within such 60-day period, the Company will remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the TIN is the social security number of such individual. If the Exchange Agent or the Company are not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS.

      Certain holders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements if such Holders complete the Substitute Form W-9 to establish their exemption. Generally, in order for a non-U.S. individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8BEN), signed under penalty of perjury, attesting to that individual’s foreign status. Such statements can be obtained from the Exchange Agent. Failure to complete the Substitute Form W-9 will not, by itself, cause Income PACS to be deemed invalidly tendered, but may require the Company to withhold 28% of the amount of any payments made on account of the Exchange Consideration. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a credit or refund may be obtained from the IRS.

      See the attached “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more information.

8.	Order of Exchange in Event of Proration.

      As described in the section of the Exchange Offer Prospectus entitled “The Exchange Offer — Priority of Exchanges and Proration,” holders can specify in the “Description of Income PACS Tendered” box of the Letter of Transmittal the order in which specified portions of their Income PACS will be exchanged if, as a result of the proration provisions, some but not all of the tendered Income PACS are exchanged in the Exchange Offer. The order of exchange may have an effect on the federal income tax treatment of the consideration for the shares exchanged. See the section of the Exchange Offer Prospectus entitled “Material U.S. Federal Income Tax Consequences.”

9.	Validity of Tenders

      The Company will determine in its sole discretion all questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Income PACS. The Company reserves the absolute right to reject any and all Income PACS not properly tendered or any Income PACS the acceptance for exchange of which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender of any particular Income PACS either before or after the Expiration Time. The interpretation of the terms and conditions by the Company of the Exchange Offer (which includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Income PACS must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent, nor any other person shall have any duty or will incur any liability for failure to notify a holder of defects or irregularities. Tenders of Income PACS will not be considered to have been made until any defects or irregularities have been cured or waived.

      Any Income PACS received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Time.

10.	Waiver of Conditions

      Except for the nonwaivable conditions set forth in the section of the Exchange Offer Prospectus entitled “The Exchange Offer — Conditions to the Exchange Offer,” the Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Exchange Offer Prospectus or in this Letter of Transmittal.

11.	No Conditional Tender

      No alternative, conditional, irregular or contingent tender of Income PACS or transmittal of this Letter of Transmittal will be accepted.

12.	Mutilated, Lost, Stolen or Destroyed Income PACS

      Any holder whose Income PACS have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

13.	Request for Assistance or Additional Copies

      Requests for assistance or for additional copies of the Exchange Offer Prospectus or this Letter of Transmittal may be directed to the information agent, D.F. King & Co., Inc., toll-free at (800) 848-2998. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

14.	Retail Soliciting Dealer Fee Instructions

      Upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Exchange Offer Prospectus, in the event that the relevant beneficial owner so designates, the Company will pay, promptly after the Expiration Time, to persons who were responsible for soliciting tenders from beneficial owners whose individual ownership is equal to or fewer than 10,000 Income PACS, a fee (the “Retail Soliciting Dealer Fee”) equal to $0.0625 per Income PACS for which instructions to tender have been given due to the efforts of such soliciting person, provided that the instructions and Letter of Transmittal relating thereto have been validly delivered. The “Solicited Tenders” box should be completed to designate a soliciting dealer. No person may receive the Retail Soliciting Dealer Fee unless such person is (i) a broker or dealer in securities, including a dealer manager in its capacity as a dealer or broker, that is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (“NASD”), (ii) a foreign broker or dealer not eligible for membership in the NASD that agrees to conform to the NASD’s Rules of Fair Practice in soliciting tenders outside the U.S. to the same extent as though it were an NASD member or (iii) a bank or trust company legally authorized to receive such fees. Beneficial owners are able to nominate such retail soliciting dealers in the appropriate section of this Letter of Transmittal.

15.	Withdrawal

      Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the section of the Exchange Offer Prospectus entitled “The Exchange Offer — Withdrawals of Tenders.”

      IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE INCOME PACS DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW
Name
Business Name

Please check appropriate box:

☐  Individual/Sole Proprietor
☐  Partnership
☐  Corporation
☐  Other
Address
City, State, Zip Code	Part I — Social Security Number OR Employer Identification Number
(If awaiting TIN, write “Applied For”)
Part II — For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, check the Exempt box below, and complete the Substitute Form W-9.

Exempt ☐

Certification — Under penalties of perjury, I certify that:

(1)	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)	I am a U.S. Person (including a U.S. Resident alien).

     Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (Also see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)

SIGNATURE:

DATE:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART I OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me will be withheld until I provide a taxpayer identification number.

SIGNATURE:

DATE:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

Give NAME and
SOCIAL SECURITY
For this type of account:		number (SSN) of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	(a) The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)

6.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)
7.	Corporation or LLC electing corporate status under Form 8832	The corporation
8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
9.	Partnership	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name, but you may also enter your business or “DBA” name. You may use either your SSN or EIN (if you have one).

(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.